UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2011

Encorium Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-21145	56-1668867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Keilaranta 10, FI-02150 Espoo, Finland
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code +358 20 751 8200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 6, 2011, Encorium Group, Inc. issued a press release announcing its results for the fiscal year ended December 31, 2010 and for the first six months of 2011.  A copy of this press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is furnished herewith.

Exhibit No.	Description
99.1	Press release issued October 6, 2011.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORIUM GROUP, INC.

By:	/s/ Kai Lindevall
Name:	Kai Lindevall
Title:	Chief Executive Officer
Date:   October 6, 2011

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued October 6, 2011.